FUNDX SUSTAINABLE IMPACT FUND

SCHEDULE OF INVESTMENTS AT JUNE 30, 2022 (UNAUDITED)

Shares			Value
		Investment Companies: 99.8%
		Aggressive Funds:
20,000		Nuveen ESG Mid-Cap Value ETF	$612,600
19,184		Pax U.S. Sustainable Economy Fund - Institutional Class	401,525
		Total Aggressive Funds 6.2%	1,014,125
		Core Funds:
12,895		Amana Income Fund - Institutional Class	721,243
78,345		Boston Trust Walden Equity Fund^	2,309,620
72,816		Calvert US Large-Cap Value Responsible Index Fund - Class I	1,927,427
27,500		iShares ESG MSCI USA Leaders ETF	1,825,725
67,700		Nuveen ESG Large-Cap Value ETF	2,259,826
27,338		Pioneer Fund - Class A	825,885
47,378		Praxis Value Index Fund - Class I	708,781
16,980		Russell Sustainable Equity Fund - Class S	717,399
286,104		Transamerica Sustainable Equity Income - Class I	1,942,643
60,362		Vanguard Global ESG Select Stock Fund - Admiral Class	1,994,970
		Total Core Funds 92.6%	15,233,519
		Sector Funds:
2,100		First Trust NASDAQ Clean Edge Smart Grid Infrastructure Index Fund	162,855
		Total Sector Funds 1.0%
		Total Investment Companies
		(Cost $17,870,449)	16,410,499
		Short-Term Investments: 0.5%
88,555		Fidelity Investments Money Market Government Portfolio - Institutional Class, 1.21%#	88,555
		Total Short-Term Investments
		(Cost $88,555)	88,555
		Total Investments: 100.3%
		(Cost $17,959,004)	16,499,054
		Liabilities in Excess of Other Assets: (0.3)%	(43,202)
		Net Assets: 100.0%	$16,455,852

	^	A portion of the securities held by the Fund are considered to be illiquid. The fair value total of the portion of all such illiquid securities is $25,491 (representing 0.2% of net assets).
	#	Annualized seven-day yield as of June 30, 2022.

Summary of Fair Value Disclosure
June 30, 2022 (Unaudited)

Investments of the FundX Sustainable Impact Fund (the "Fund) in open-end mutual funds are valued at their respective net asset values on the valuation date. Security valuations for the Fund’s investments in investment companies are furnished by an independent pricing service that has been approved by the Fund’s Board of Trustees. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60 days, at time of purchase, are valued at amortized cost, which when combined with accrued interest, approximates market value.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith or under the direction of the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by the fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of June 30, 2022, the Fund did not hold fair valued securities.

The Fund may utilize various methods to measure the fair value of some of its investments. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2022:

FundX Sustainable Impact Fund	Level 1	Level 2	Level 3	Total
Investment Companies	$16,410,499	$-	$-	$16,410,499
Short-Term Investments	88,555	-	-	88,555
Total Investments in Securities	$16,499,054	$-	$-	$16,499,054